Exhibit 10.49

AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS Amendment to Note Purchase Agreement, dated as of November 10, 2014 (this “Amendment”), is being executed by and between Apple Ridge Funding LLC, a Delaware limited liability company (the “Issuer”), Cartus Corporation, a Delaware corporation (“Cartus”), Realogy Group LLC (f/k/a Realogy Corporation), a Delaware limited liability company (“Realogy”), the Managing Agents, Committed Purchasers and Conduit Purchasers, and Crédit Agricole Corporate and Investment Bank (“CA-CIB”), as Administrative Agent (the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used in this Amendment have the meanings set forth in the Note Purchase Agreement (as defined below).

WHEREAS, the Issuer, Cartus, as Servicer, the financial institutions and commercial paper conduits party thereto and the Administrative Agent are parties to the certain Note Purchase Agreement, dated as of December 14, 2011 (as previously amended, the “Note Purchase Agreement”); and

WHEREAS, subject to the terms and conditions contained herein, the parties hereto have agreed to amend the Note Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendment. Effective as of the date hereof, Section 2.11 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:
Section 2.11. Extension of Term. The Issuer may, at any time during the period which is no more than seventy-five (75) days and no less than sixty (60) days immediately preceding the Commitment Termination Date (as such Commitment Termination Date may have previously been extended pursuant to this Section 2.11), request that the then applicable Commitment Termination Date (the “Existing Termination Date”) be extended for an additional period of 364 days. Any such request shall be in writing and delivered to each Managing Agent, and shall be subject to the following conditions: (a) at no time will any Committed Purchaser’s Commitment have a remaining term of more than 364 days and, if any such request would result in any Committed Purchaser’s Commitment having a remaining term of more than 364 days, such request shall be deemed to have been made for such number of days so that, after giving effect to such extension on the date requested, such remaining term will not exceed 364 days, and (b) none of the Committed Purchasers shall have any obligation to extend the Commitment Termination Date at any time. Each Managing Agent will (on behalf of the related Committed Purchasers) respond to any such request by providing a response to the Issuer, the Servicer and each other Managing Agent not later than thirty (30) days prior to the Existing Termination Date, provided, that a failure by any Managing Agent to respond on or before the thirtieth day prior to the Existing Termination Date shall be deemed to be a rejection of the requested extension.

2.
Conditions Precedent. This Amendment shall be effective upon (a) the Administrative Agent’s receipt of counterparts to this Amendment and (b) the Issuer’s payment and/or reimbursement, to the extent invoiced, of the Administrative Agent’s, each Managing Agent’s and each Purchaser’s reasonable costs and expenses incurred in connection with this Amendment.

3.	GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW

YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

4.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

5.
References to and Effect on the Note Purchase Agreement. On and after the date hereof: (i) all references in the Note Purchase Agreement to “this Agreement,” “hereof,” “herein” or words of similar effect referring to the Note Purchase Agreement shall be deemed to be references to the Note Purchase Agreement as amended by this Amendment; (ii) each reference in any of the Transaction Documents to the Note Purchase Agreement shall mean and be a reference to the Note Purchase Agreement as amended by this Amendment; and (iii) each reference in any Transaction Document among the parties hereto to any of the terms or provisions of the Note Purchase Agreement which are redefined or otherwise modified hereby shall mean and be a reference to such terms or provisions as redefined or otherwise modified by this Amendment.

6.
Reaffirmation of Performance Guaranty. Effective as of the date hereof, Realogy, in its capacity as the Performance Guarantor under the Performance Guaranty, hereby consents to this Amendment and acknowledges and agrees that the Performance Guaranty remains in full force and effect is hereby reaffirmed, ratified and confirmed.

7.
No Waiver. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Note Purchase Agreement other than as set forth herein, the Note Purchase Agreement, as modified hereby, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

CARTUS CORPORATION

By: /s/ Eric J. Barnes
Name: Eric J. Barnes
Title: SVP and CFO

APPLE RIDGE FUNDING LLC

By: /s/ Eric J. Barnes
Name: Eric J. Barnes
Title: SVP and CFO

REALOGY GROUP LLC

By: /s/ Anthony E. Hull
Name: Anthony E. Hull
Title: EVP, CFO and Treasurer

Signature Page to Amendment to Note Purchase Agreement

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, a Managing Agent and a Committed Purchaser

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

Signature Page to Amendment to Note Purchase Agreement

THE BANK OF NOVA SCOTIA, as a Managing Agent and a Committed Purchaser

By: /s/ Norman Last
Name: Norman Last
Title: Managing Director

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By: /s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

Signature Page to Amendment to Note Purchase Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Managing Agent and a Committed Purchaser

By: /s/ Elizabeth R. Wagner
Name: Elizabeth R. Wagner
Title: Vice President

Signature Page to Amendment to Note Purchase Agreement

BARCLAYS BANK PLS, as a Managing Agent

By: /s/ John McCarthy
Name: John McCarthy
Title: Director

SALISBURY RECEIVABLES COMPANY LLC, as a Committed Purchaser and a Conduit Purchaser

By: /s/ Chin-Yong Choe
Name: Chin-Yong Choe
Title: Director

Signature Page to Amendment to Note Purchase Agreement